UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2004

PDF Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31311	25-1701361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West San Carlos Street
Suite 700
San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 280-7900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure.

     On October 6, 2004, the Registrant issued two press releases, the text of each are set forth on Exhibits 99.1 and 99.2 hereto, respectfully.

     The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by PDF Solutions, Inc. dated October 6, 2004.
99.2	Press Release issued by PDF Solutions, Inc. dated October 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF Solutions, Inc. (Registrant)
Date: October 6, 2004	By:	/s/ P. Steven Melman
P. Steven Melman
Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by PDF Solutions, Inc. dated October 6, 2004.
99.2	Press Release issued by PDF Solutions, Inc. dated October 6, 2004.